Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2014	9/30/2013	% Chg	9/30/2014	9/30/2013	% Chg
Operating Revenues	$32,957	$32,158	2.5%	$98,008	$95,589	2.5%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	14,541	13,403	8.5%	42,074	39,227	7.3%
Selling, general and administrative	8,475	7,952	6.6%	24,932	24,406	2.2%
Depreciation and amortization	4,539	4,615	-1.6%	13,706	13,715	-0.1%
Total Operating Expenses	27,555	25,970	6.1%	80,712	77,348	4.3%
Operating Income	5,402	6,188	-12.7%	17,296	18,241	-5.2%
Interest Expense	1,016	829	22.6%	2,757	2,481	11.1%
Equity in Net Income (Loss) of Affiliates	(2)	91	-	188	494	-61.9%
Other Income (Expense) - Net	42	50	-16.0%	1,456	370	-
Income Before Income Taxes	4,426	5,500	-19.5%	16,183	16,624	-2.7%
Income Tax Expense	1,367	1,595	-14.3%	5,769	5,066	13.9%
Net Income	3,059	3,905	-21.7%	10,414	11,558	-9.9%
Less: Net Income Attributable to Noncontrolling Interest	(57)	(91)	37.4%	(213)	(222)	4.1%
Net Income Attributable to AT&T	$3,002	$3,814	-21.3%	$10,201	$11,336	-10.0%

Basic Earnings Per Share Attributable to AT&T	$0.58	$0.72	-19.4%	$1.96	$2.10	-6.7%
Weighted Average Common Shares Outstanding (000,000)	5,198	5,315	-2.2%	5,208	5,402	-3.6%

Diluted Earnings Per Share Attributable to AT&T	$0.58	$0.72	-19.4%	$1.95	$2.09	-6.7%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,214	5,331	-2.2%	5,224	5,419	-3.6%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended

Wireless	9/30/2014	9/30/2013	% Chg	9/30/2014	9/30/2013	% Chg
Segment Operating Revenues
Service	$15,423	$15,460	-0.2%	$45,958	$45,892	0.1%
Equipment	2,914	2,020	44.3%	8,175	5,570	46.8%
Total Segment Operating Revenues	18,337	17,480	4.9%	54,133	51,462	5.2%

Segment Operating Expenses
Operations and support	11,855	10,982	7.9%	34,305	31,932	7.4%
Depreciation and amortization	1,965	1,875	4.8%	5,931	5,553	6.8%
Total Segment Operating Expenses	13,820	12,857	7.5%	40,236	37,485	7.3%
Segment Operating Income	4,517	4,623	-2.3%	13,897	13,977	-0.6%
Equity in Net Income (Loss) of Affiliates	(26)	(18)	-44.4%	(75)	(55)	-36.4%
Segment Income	$4,491	$4,605	-2.5%	$13,822	$13,922	-0.7%

Segment Operating Income Margin	24.6%	26.4%		25.7%	27.2%

Wireline
Segment Operating Revenues
Service	$14,368	$14,403	-0.2%	$43,165	$43,266	-0.2%
Equipment	247	267	-7.5%	688	832	-17.3%
Total Segment Operating Revenues	14,615	14,670	-0.4%	43,853	44,098	-0.6%

Segment Operating Expenses
Operations and support	10,761	10,385	3.6%	31,918	31,137	2.5%
Depreciation and amortization	2,571	2,736	-6.0%	7,769	8,146	-4.6%
Total Segment Operating Expenses	13,332	13,121	1.6%	39,687	39,283	1.0%
Segment Operating Income	1,283	1,549	-17.2%	4,166	4,815	-13.5%
Equity in Net Income of Affiliates	1	-	-	2	1	-
Segment Income	$1,284	$1,549	-17.1%	$4,168	$4,816	-13.5%

Segment Operating Income Margin	8.8%	10.6%		9.5%	10.9%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	9/30/14	12/31/13
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$2,458	$3,339
Accounts receivable - net of allowances for doubtful accounts of $482 and $483	13,445	12,918
Prepaid expenses	869	960
Deferred income taxes	1,030	1,199
Other current assets	8,033	4,780
Total current assets	25,835	23,196
Property, Plant and Equipment - Net	115,134	110,968
Goodwill	70,131	69,273
Licenses	60,784	56,433
Other Intangible Assets - Net	6,252	5,779
Investments in and Advances to Equity Affiliates	166	3,860
Other Assets	9,637	8,278
Total Assets	$287,939	$277,787

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$5,109	$5,498
Accounts payable and accrued liabilities	24,119	21,107
Advanced billing and customer deposits	4,038	4,212
Accrued taxes	4,328	1,774
Dividends payable	2,385	2,404
Total current liabilities	39,979	34,995
Long-Term Debt	70,516	69,290
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	37,393	36,308
Postemployment benefit obligation	29,918	29,946
Other noncurrent liabilities	17,014	15,766
Total deferred credits and other noncurrent liabilities	84,325	82,020
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,064	91,091
Retained earnings	34,165	31,141
Treasury stock	(47,037)	(45,619)
Accumulated other comprehensive income	7,926	7,880
Noncontrolling interest	506	494
Total stockholders' equity	93,119	91,482
Total Liabilities and Stockholders' Equity	$287,939	$277,787

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine Months Ended September 30,
	2014	2013

Operating Activities
Net income	$10,414	$11,558
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	13,706	13,715
Undistributed earnings from investments in equity affiliates	(45)	(232)
Provision for uncollectible accounts	692	653
Deferred income tax expense	1,304	2,505
Net gain from sale of investments, net of impairments	(1,374)	(272)
Changes in operating assets and liabilities:
Accounts receivable	(1,269)	(440)
Other current assets	(813)	520
Accounts payable and accrued liabilities	4,763	(420)
Retirement benefit funding	(420)	(175)
Other - net	(1,365)	(533)
Total adjustments	15,179	15,321
Net Cash Provided by Operating Activities	25,593	26,879

Investing Activities
Construction and capital expenditures:
Capital expenditures	(16,829)	(15,565)
Interest during construction	(178)	(213)
Acquisitions, net of cash acquired	(2,053)	(4,025)
Dispositions	6,074	846
Purchases of securities, net	(1,996)	-
Return of advances to and investments in equity affiliates	3	301
Other	(1)	(4)
Net Cash Used in Investing Activities	(14,980)	(18,660)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(16)	1,851
Issuance of other short-term borrowings	-	1,476
Repayment of other short-term borrowings	-	(1,476)
Issuance of long-term debt	8,564	6,416
Repayment of long-term debt	(10,376)	(2,131)
Purchase of treasury stock	(1,617)	(11,134)
Issuance of treasury stock	34	108
Dividends paid	(7,170)	(7,325)
Other	(913)	499
Net Cash Used in Financing Activities	(11,494)	(11,716)
Net decrease in cash and cash equivalents	(881)	(3,497)
Cash and cash equivalents beginning of year	3,339	4,868
Cash and Cash Equivalents End of Period	$2,458	$1,371

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2014	9/30/2013	% Chg	9/30/2014	9/30/2013	% Chg

Wireless
Subscribers and Connections
Total				118,650	109,460	8.4%
Postpaid				75,105	72,032	4.3%
Prepaid				11,179	7,425	50.6%
Reseller				13,884	14,089	-1.5%
Connected Devices				18,482	15,914	16.1%

Wireless Net Adds
Total	2,007	989	-	3,703	1,912	93.7%
Postpaid	785	363	-	2,436	1,210	-
Prepaid	(140)	192	-	(595)	19	-
Reseller	87	(285)	-	(281)	(951)	70.5%
Connected Devices	1,275	719	77.3%	2,143	1,634	31.2%
M&A Activity, Partitioned Customers and Other Adjs.	9	587	-98.5%	4,571	591	-

Wireless Churn
Postpaid Churn	0.99%	1.07%	-8 BP	0.97%	1.04%	-7 BP
Total Churn	1.36%	1.31%	5 BP	1.41%	1.35%	6 BP

Other
Licensed POPs (000,000)				321	317	1.3%

Wireline
Voice
Total Wireline Voice Connections				26,220	29,296	-10.5%
Net Change	(738)	(932)	20.8%	(2,269)	(2,888)	21.4%

Broadband
Total Wireline Broadband Connections				16,486	16,427	0.4%
Net Change	38	(26)	-	61	37	64.9%

Video
Total U-verse Video Connections				6,067	5,266	15.2%
Net Change	216	265	-18.5%	607	730	-16.8%

Consumer Revenue Connections
Broadband[1]				14,844	14,665	1.2%
U-verse Video Connections				6,045	5,249	15.2%
Voice[2]				14,880	16,749	-11.2%
Total Consumer Revenue Connections[1]				35,769	36,663	-2.4%
Net Change	(156)	(345)	54.8%	(621)	(1,004)	38.1%

AT&T Inc.
Construction and capital expenditures:
Capital expenditures	$5,180	$5,900	-12.2%	$16,829	$15,565	8.1%
Interest during construction	$60	$73	-17.8%	$178	$213	-16.4%
Dividends Declared per Share	$0.46	$0.45	2.2%	$1.38	$1.35	2.2%
End of Period Common Shares Outstanding (000,000)				5,185	5,280	-1.8%
Debt Ratio[3]				44.8%	46.9%	-210 BP
Total Employees				247,700	246,740	0.4%

[1]	Consumer wireline broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[2]	Includes consumer U-verse Voice over Internet Protocol connections of 4,698 as of September 30, 2014.
[3]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 3Q14, total switched access lines were 21,464; retail business switched access lines totaled 9,509; and wholesale, national mass markets and coin switched access lines totaled 1,773. Restated switched access lines do not include ISDN lines.